UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               November 24, 2004
                Date of report (Date of earliest event reported)

                        Humphrey Hospitality Trust, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                         52-1889548
(Commission File Number)                      (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                68701
(Address of Principal Executive Offices)               (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On page 16 of the Form 10-Q for the period ended September 30, 2004, Humphrey Hospitality Trust, Inc. presented the Revenue Per Available Room ("RevPar") for its hotels by franchise affiliation, on a same-store basis for the three months ended September 30, 2004 and 2003, respectively. The company inadvertently repeated the RevPar for the period ended September 30, 2003 as the RevPar for the three-month period ended September 30, 2004 for six of its franchise affiliations. The actual RevPar for each of these franchise affiliations for the three month period ended September 30, 2004 is as follows:

Flag                            RevPar for three months ended September 30, 2004
----                            ------------------------------------------------
Hampton Inn                                          $47.38
Holiday Inn Express                                  $51.23
Best Western Suites                                  $73.17
Ramada Limited                                       $38.22
Shoney's Inn                                         $26.94
Days Inn                                             $41.31

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Humphrey Hospitality Trust, Inc.


Date:  November 24, 2004         By:    /s/ Donavon A. Heimes
                                      -------------------------------------
                                      Name:   Donavon A. Heimes
                                      Title:  Chief Financial Officer, Treasurer
                                               and Secretary